POWER OF ATTORNEY

I, the undersigned Treasurer of the PIMCO ETF Trust (the Trust) hereby constitute and appoint Ryan G. Leshaw, Wu-Kwan Kit, Douglas P. Dick, Megan C. Johnson, Kevin F. Cahill, Adam T. Teufel, and Aaron D. Withrow, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statement of the Trust on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to proposed reorganization of PIMCO Mortgage-Backed Securities Fund, a series of PIMCO Funds, into PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund, a series of the Trust, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statement, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after May 9, 2024.

Dated: May 9, 2024

Bijal Parikh

POWER OF ATTORNEY

I, the undersigned President of the PIMCO ETF Trust (the Trust) hereby constitute and appoint Ryan G. Leshaw, Wu-Kwan Kit, Douglas P. Dick, Megan C. Johnson, Kevin F. Cahill, Adam T. Teufel, and Aaron D. Withrow, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, the Registration Statement of the Trust on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to proposed reorganization of PIMCO Mortgage-Backed Securities Fund, a series of PIMCO Funds, into PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund, a series of the Trust, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statement, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after May 9, 2024.

Dated: May 9, 2024

Joshua D. Ratner

POWER OF ATTORNEY

We, the undersigned Trustees of the PIMCO ETF Trust (the Trust) hereby constitute and appoint Ryan G. Leshaw, Wu-Kwan Kit, Douglas P. Dick, Megan C. Johnson, Kevin F. Cahill, Adam T. Teufel, and Aaron D. Withrow, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, the Registration Statement of the Trust on Form N-14 under the Securities Act of 1933 and the Investment Company Act of 1940 relating to proposed reorganization of PIMCO Mortgage-Backed Securities Fund, a series of PIMCO Funds, into PIMCO Mortgage-Backed Securities Active Exchange-Traded Fund, a series of the Trust, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statement, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after May 9, 2024.

Dated: May 9, 2024

George E. Borst	Gary F. Kennedy

Jennifer Holden Dunbar	Peter B. McCarthy

Kimberley G. Korinke	Ronald C. Parker

Kym M. Hubbard	Peter G. Strelow